EXHIBIT 10.6


                                STOCK PLEDGE AGREEMENT

               STOCK PLEDGE AGREEMENT dated as of August 31, 1995 from Medical Diagnostics, Inc., a Delaware corporation (the "Pledgor") to Chemical Bank (the "Pledgee").

              1. PLEDGE. The Pledgor hereby pledges and assigns to the Pledgee, and hereby grants a security interest to the Pledgee in the shares of Pledgor's subsidiaries (the "Subsidiaries") listed on Schedule A hereto, such shares (together with any other shares or property which hereafter is required to be pledged to the Pledgee) being herein called the "Collateral". The Pledgor is simultaneously herewith delivering to the Pledgee certificates representing the Collateral, together with duly executed blank stock powers transferring same.

              2. SECURITY. This Agreement is made by the Pledgor with the Pledgee to secure the following (collectively, the "Secured Obligations"): (i) the obligations of the Pledgor under that certain Loan and Security Agreement of even date herewith (the "Loan Agreement") between the Pledgor and the Pledgee, (ii) the $9,000,000 promissory note of even date herewith (the "Term Note") made by the Pledgor and payable to the order of the Pledgee, (iii) the $6,000,000 promissory note of even date herewith (the "Revolving Note") made by the Pledgor and payable to the order of the Pledgee, and (iv) all of the other Obligations (as defined in the Loan Agreement), all of the foregoing whether now existing or hereafter arising.

              3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Pledgor represents, warrants and covenants that: (a) the Collateral is validly issued, fully paid and non-assessable, and the Pledgor has good and valid title to the same, free and clear of any liens, charges or encumbrances thereon or affecting the title thereto, (b) the Pledgor has good right and lawful authority to pledge, assign, transfer, deliver, deposit, set over and confirm unto the Pledgee the Collateral as provided herein and will warrant and defend the title thereto and the lien thereon conveyed to the Pledgee by this Agreement against all claims of all persons and will maintain and preserve such lien, (c) the execution, delivery and performance of this Agreement and the delivery of the Collateral to the Pledgee do not and will not contravene the charter documents or by-laws of the Pledgor or any of the Subsidiaries or any agreement, commitment, indenture, contract or other obligation or restriction affecting any of the Subsidiaries or the Pledgor or any of their respective properties, (d) this Agreement and the delivery of the Collateral to the Pledgee create in the Pledgee a fully perfected first security interest in the Collateral, (e) the Pledgor owns and will at all times own 100% of each class of outstanding equity securities of each of the Subsidiaries and the Collateral constitutes and will at all times continue to constitute 100% of each class of outstanding equity securities of each of the Subsidiaries, and (f) this Agreement is the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms. The Pledgor covenants that the Pledgor will have the like title to and right to pledge any other property of the Pledgor at any time hereafter required to be pledged to the Pledgee hereunder, that the Pledgee will have a like security interest in such other property and that the Pledgor will likewise defend the Pledgee's rights and security interest therein.

              4. EVENTS OF DEFAULT. As used herein, an "Event of Default" shall be deemed to have occurred upon the occurrence of any one or more of the following: (a) any representation or warranty of the Pledgor made herein or made by the Pledgor and/or any of the Subsidiaries in connection with any of the transactions contemplated by the Loan Agreement shall at any time prove to have been incorrect in any material respect when made; or (b) the Pledgor shall fail to perform, fulfill or observe any covenant or agreement contained herein and such failure shall continue unremedied for ten (10) days after written notice thereof to the Pledgor; or (c) any material "Event of Default" (as defined in the Loan Agreement) (the Pledgor agreeing that "material Events of Default" include, without limitation, any monetary Events of Default) shall exist; or (d) any other failure or default shall exist and be continuing, beyond the expiration of any applicable notice and/or grace period, under any other Secured Obligation or any other agreement, understanding or undertaking, now existing or hereafter arising or entered into, which is given or made by the Pledgor and/or the Company to, with or for the benefit of the Pledgee; or (e) the Collateral pledged hereunder in which the Pledgee has a fully perfected first priority security interest shall for any reason not constitute 100% of each of the outstanding shares of each class of equity securities of the Subsidiaries. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all shares of the Collateral and give consents, waivers and ratifications in respect thereof; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the provisions hereof or of the Loan Agreement or which would involve any violation of any of such provisions. All such rights of the Pledgor to vote and give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and the Pledgee shall give the notice referred to in the following sentence. At any time after the occurrence and continuance of an Event of Default, and upon written notice by the Pledgee of its intention to do so, the Pledgee may vote any or all shares of the Collateral (whether or not transferred as hereinafter provided) and give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution, so to do), and at any such time the Pledgee may transfer into the Pledgee's name, or into the name of the Pledgee's nominee, any or all shares of the Collateral. The Pledgor hereby irrevocably constitutes and appoints the Pledgee the Pledgor's agent and attorney-in-fact, with full power of substitution, to execute (in the name and on behalf of the Pledgor) and deliver all stock transfer powers and other documents which the Pledgee may reasonably require in order to carry out the intent of this Section 4. The Pledgee being a secured party with respect to the Collateral, the rights and powers conferred by this Section are expressly agreed to be coupled with an interest and, therefore, irrevocable.

              5. DIVIDENDS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends paid in respect of the Collateral may be received by the Pledgor; otherwise all dividends shall be paid to the Pledgee. Nothing contained herein, however, will be deemed to authorize the payment of any dividends except to such extent (if any) as may be expressly authorized and permitted under the Loan Agreement.

              6. REMEDIES IN CASE OF AN EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall have the right to exercise in respect of the Collateral all the rights and remedies available to a secured party under the Uniform Commercial Code in effect at the time in the State of New York. The Pledgee may, upon ten (10) days' notice in writing to the Pledgor (the Pledgor agreeing that such notice shall be deemed to meet any requirement for reasonable notice), sell, assign and deliver the whole or, from time to time, any part of the Collateral, or any interest in any part thereof, at any private sale or at public auction, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its uncontrolled discretion may determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder; at any such public auction the Pledgee may bid for and purchase the whole or any portion of the Collateral and may make payment therefor by any means. The Pledgee shall apply the cash proceeds received by it from any sale or other disposition, together with any other moneys at the time held by it hereunder, to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and all legal expenses, travel expenses and other expenses which may be incurred by the Pledgee in collecting or attempting to collect any of the Secured Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to such sums in such order as to principal or interest remaining unpaid as the Pledgee in its sole discretion may reasonably determine, and any surplus shall be paid to the Pledgor. The Pledgee shall not be required to resort to or marshall any present or future security for, or guaranties of, the Secured Obligations (including, but not limited to, this Agreement and the Collateral pledged hereunder), or to resort to any such security or guaranties in any particular order. The Pledgee's remedies shall be cumulative with all other rights, however existing or arising, and may be exercised concurrently or separately. Neither failure nor delay on the Pledgee's part to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other further exercise thereof or the exercise of any other right, remedy, power or privilege.

               The Pledgor recognizes that the Pledgee may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such private sales may be at prices and on other terms less favorable to the seller than if sold at public sales and that such private sales shall not be deemed to have been made in a commercially unreasonable manner because they were private sales. The Pledgee shall be under no obligation to delay a sale for the period of time necessary to permit the issuer of the securities to register such securities for public sale under the Act, even if the issuer would agree to do so.

              7. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any amendment or modification of or addition or supplement to the Loan Agreement, the Term Note, the Revolving Note or any other instrument referred to therein or delivered in connection with any of the Loans (as defined in the Loan Agreement), or any assignment or transfer of any thereof; (b) any exercise or non-exercise by the Pledgee of any right, remedy, power or privilege under or in respect of this Agreement, the Loan Agreement, the Term Note, the Revolving Note or any such other instrument or any Secured Obligation; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Loan Agreement, the Term Note, the Revolving Note or any such other instrument or any Secured Obligation; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of the Pledgor and/or the Company; all whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

              8. TRANSFER BY THE PLEDGOR. Without the prior written consent of the Pledgee, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of, the Collateral or any interest therein, other than the pledge contained in this Agreement.

              9. TERMINATION. Upon the payment and performance of all Secured Obligations and the termination of any and all commitments and credit facilities now or hereafter made available by the Pledgee to or for the benefit of the Pledgor, this Agreement shall terminate and such of the Collateral as has not theretofore been sold or otherwise applied pursuant to the provisions of this Agreement shall be delivered to the Pledgor.

             10. NOTICE. All notices and other communications hereunder shall be in writing and shall be given in the manner and to the addresses provided for in the Loan Agreement. All such notices and communications shall be deemed sufficiently given when delivered on the earlier of (i) the date received or (ii) the date of delivery refusal or non-delivery indicated on the return receipt if deposited in the United States mails, sent registered or certified mail, return receipt requested, postage and registration or certification charges prepaid, addressed as aforesaid.

             11. FURTHER ASSURANCES. The Pledgor will do all such acts, and will furnish to the Pledgee all such financing statements, certificates, opinions and other documents, and will do or cause to be done all such other things, as the Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Pledgee hereunder.

             12. PLEDGEE'S EXONERATION. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral beyond the safe custody thereof, and the same shall be at the Pledgor's sole risk at all times except as aforesaid. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Collateral or against any other parties. The Pledgor hereby releases the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the use of the Collateral and/or any actions reasonably taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgor hereby agrees to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands. The Pledgee's prior recourse to any part or all of the Collateral or to any other collateral or obligor shall not constitute a condition of any demand, suit or proceeding for payment or collection with respect to any of the Secured Obligations.

             13. REORGANIZATIONS. In the event of any one or more reclassifications, changes, exchanges, stock splits, stock dividends, stock consolidations or other subdivisions or combinations of the shares of the capital stock of any of the Subsidiaries or any immediate or remote successor to substantially all of the business or assets of any of the Subsidiaries pursuant to any one or more of the events described in this sentence, or consolidations of any of the Subsidiaries or any such successor of any of the Subsidiaries into other corporations, or other recapitalizations or reorganizations affecting any of the Subsidiaries or any such successor of any of the Subsidiaries, or any one or more sales or conveyances to another corporation of the property of any of the Subsidiaries or any such successor of any of the Subsidiaries as an entirety or substantially as an entirety (each, a "Reorganization"), the Pledgor will deliver to the Pledgee, in readily transferable form, all securities and property which come to the Pledgor with respect to the Collateral as a result of that and any subsequent Reorganization, except for securities and property surrendered or cancelled pursuant to any of same, and such securities and property shall thereupon become and constitute all or part of the Collateral, as the case may be. All sums of money and property paid or distributed in respect of the Collateral which are received by the Pledgor pursuant to a Reorganization shall, until paid or delivered to the Pledgee, be held in trust for the Pledgee to secure the payment and the due performance of and compliance with the Secured Obligations. Any and all shares of any class of equity securities of any of the Subsidiaries which may be issued or sold after the date hereof shall be deemed further Collateral hereunder and the certificates representing same shall be delivered to the Pledgee in readily transferable form to be held and dealt with pursuant to this Agreement.

             14. MISCELLANEOUS. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall inure to the benefit of the successors and assigns of the Pledgee, and shall be binding upon the successors and assigns of the Pledgor. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be construed and enforced in accordance with the laws of New York. This Agreement may be executed simultaneously in several counterparts, each of which will be deemed an original, but all of which together shall constitute one instrument. If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons, properties and circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

               IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be duly executed, as an instrument under seal, as of the day and year first above written.


                                          PLEDGOR:
                                          MEDICAL DIAGNOSTICS, INC.


                                          By /s/ John A. Lynch
                                             ------------------------
                                             Its  President


                                          PLEDGEE:
                                          CHEMICAL BANK


                                          By /s/ Joseph Sacks
                                             ------------------------
                                             Its  Vice President

                                      SCHEDULE A
                                      ----------

                                      COLLATERAL


                                         Number of    Class of  Par Value
                       Entity             Shares       Shares   of Shares
                       ------            --------     -------- ----------

          MRI Associates, Inc.              100       Common       Zero


          MDI Investments, Inc.             100       Common       Zero

          Greater Boston MRI Services,      100       Common       Zero
          Inc.

          Central Massachusetts MRI         100       Common       Zero
          Services, Inc.

          Casco Bay MR Services, Inc.       100       Common       Zero

          MDI Finance and Leasing, Inc.     100       Common       Zero

          Merrimack Scanning, Inc.          100       Common       Zero

          Middlesex MRI Center, Inc.        100       Common       Zero

          MDI-New York, Inc.                100       Common       Zero

          MDI Rehab, Inc.                   100       Common       Zero

          Meritus Health Systems, Inc.      730       Common       Zero

          Technician Services, Inc.       7,300       Common       $1.00

          Meritus-Southwestern              730       Common       Zero
          Virginia, Inc.

          Meritus-Iowa, Inc.                730       Common       Zero

          Meritus West Virginia, Inc.       730       Common       Zero

          Meritus MRI, Inc.                 730       Common       Zero

          Meritus PLS, Inc.                 730       Common       Zero